SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      February 6, 2003

The St. Joe Company (Exact Name of Registrant as Specified in Its Charter)

Florida (State or Other Jurisdiction of Incorporation)

1-10466	59-0432511

(Commission File Number)	(IRS Employer Identification No.)

1650 Prudential Drive, Suite 400, Jacksonville, FL	32207

(Address of Principal Executive Offices)	(Zip Code)

(904) 396-6600 (Registrant’s Telephone Number, Including Area Code)

N/A (Former Name or Former Address, if Changed Since Last Report)

SIGNATURES
EX-99.1 PRESS RELEASE

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

99.1	A Press Release dated February 4, 2003.

ITEM 9.     REGULATION FD DISCLOSURE

The purpose of this Form 8-K is to furnish a copy of a Press Release dated February 4, 2003, announcing the Company’s financial results for the fourth quarter 2002 and the year ended December 31, 2002. A copy is furnished with this Form 8-K as Exhibit 99.1 and is incorporated by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ST. JOE COMPANY

Dated: February 6, 2003	By:	/s/ Michael N. Regan Name: Michael N. Regan Title: Senior Vice President